SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 30, 2003

GENERAL MEDIA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

33-76716 (Commission File Number)	13-3750988 (I.R.S. Employer Identification No.)

11 Penn Plaza, New York, New York (Address of Principal Executive Offices)	10001 (Zip Code)

(212) 702-6000
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 16

Item 7. Financial Statements and Exhibits.

     On May 30, 2003, the Registrant filed a Form 8-K to report the resignation of Eisner LLP (“Eisner”) as its independent certified public accountants and certain other matters (the “Original 8-K”). This Form 8-K/A amends the Original 8-K to provide a copy of the letter dated June 6, 2003, from Eisner to the Securities and Exchange Commission as required by Item 304(a)(3) of Regulation S-K.

(c)	Exhibits

16	Letter dated June 6, 2003, from Eisner LLP to the Securities and Exchange Commission

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

General Media, Inc.

By:	/s/ Robert C. Guccione Robert C. Guccione, Chief Executive Officer

Date: June 13,  2003

EXHIBIT INDEX

Exhibit No.	Exhibit Title

16	Letter dated June 6, 2003, from Eisner LLP to the Securities and Exchange Commission

4